SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K



                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): October 20, 1997

                             COMSAT Corporation
             (Exact name of Registrant as specified in Charter)


  District of Columbia              1-4929                  52-0781863
(State or other juris-           (Commission              (IRS Employer
diction of incorporation)        File Number)             Identification
                                                              Number)


 6560 Rock Spring Drive,    Bethesda, MD                       20817
 (Address of principal executive offices)                     Zip Code


     Registrant's telephone number, including area code (301) 214-3000


                              Not Applicable.
       (Former name or former address, if changed since last report).







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ITEM 5.  OTHER EVENTS

     Attached to this report as Exhibit 99.1, and incorporated by reference in this item, is a Press Release of the Corporation, distributed on October 20, 1997, describing the Corporation's financial results for the quarter ending September 30, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

EXHIBIT NO.                                    DESCRIPTION
-----------                                    -----------

   99.1                           Press Release dated October 20, 1997.







                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     COMSAT Corporation




                                     By:   /s/  Alan Korobov
                                           -----------------
                                           Alan Korobov
                                           Controller


Date:  October 22, 1997



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


                               EXHIBIT INDEX

EXHIBIT NO.                                    DESCRIPTION
-----------                                    -----------


   99.1                           Press Release dated October 20, 1997.


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